SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:   October 17, 2000

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)

    Delaware                       0-20199                          43-1420563
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(State or other             (Commission File No.)          (I.R.S. Employer
 jurisdiction of                                              Identification
  corporation)                                                    No.)


13900 Riverport Drive, Maryland Heights, Missouri      63043
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(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (314) 770-1666
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          (Former name or former address, if changed since last report)


Item 5.  Other Events

     On October 16, 2000, Express Scripts, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibit is filed as part of this report on Form 8-K:

             Exhibit 99.1 Press  release,  dated  October 16,  2000,  by Express
                Scripts, Inc.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EXPRESS SCRIPTS, INC.


Date:    October 17, 2000                By:     /S/ George Paz
                                         --------------------------------------
                                          George Paz
                                          Senior Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX

   Exhibit No.  Description

      99.1      Press release, dated October 16, 2000, by Express Scripts, Inc.